Advancing medicines for breast cancer and beyond Corporate Overview January 2025 EXHIBIT 99.1

Forward-looking statements This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “will,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Such forward-looking statements include, without limitation, statements regarding our research and clinical development plans, the scope, progress, results and costs of developing our product candidates or any other future product candidates, strategy, market size and opportunity, clinical trial designs, regulatory matters, including the timing and likelihood of success of obtaining drug approvals, the timelines for potential initiation of clinical trials and the result of any such clinical trials of palazestrant (OP-1250) as a monotherapy and in combination trials, including OPERA-01, the Company’s pivotal Phase 3 monotherapy clinical trial, and OPERA-02, the Company's potential pivotal Phase 3 clinical trial of palazestrant in combination with ribociclib, the timelines for potential commercial launch and related preparatory work, the sufficiency and potential beneficial characteristics,  profile, safety, tolerability, efficacy and therapeutic effects of palazestrant as a monotherapy and in combination trials, the progression-free survival rate under palazestrant in combination trials, the potential of palazestrant to become a therapeutic leader and a best-in-class treatment option for ER+/HER2- metastatic breast cancer and a backbone therapy for women living with breast cancer and beyond, the combinability of palazestrant with other drugs, the timelines for initiation of potential clinical trials for and the results of any such clinical trials in connection with our KAT6 inhibitor program, including OP-3136, the potential value and impact of our KAT6 inhibitor program, the best-in-class potential for OP-3136, including for breast and other solid tumor cancers, the potential beneficial characteristics, profile, safety, efficacy, tolerability, and therapeutic effects of OP-3136, our opportunity in breast, other solid tumor cancers, and beyond, our ability to impact treatment for endocrine-driven cancers, our financial condition, cash position, runway and the sufficiency of our financial resources, and the sufficiency and expertise of our management team. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing products and technologies, future results from the Company’s ongoing and planned clinical trials, the Company’s ability to obtain adequate financing to fund its planned clinical trials and other expenses, trends in the industry, the legal and regulatory framework for the industry and future expenditures, and other risks and uncertainties affecting the Company, including those described under the caption "Risk Factors" and elsewhere in the Company‘s Quarterly Reports on Form 10-Q, Annual Report on Form 10-K, and other filings and reports the Company files with the Securities and Exchange Commission from time to time. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation incorporates publicly-available third-party data that we have not independently verified. There are risks inherent in conducting cross-trial comparisons and the results should be interpreted with caution. The presentation of such third-party data does not represent a head-to-head comparison of how palazestrant, in monotherapy or in combination, or OP-3136 performed against any other third-party drug candidate or study. Rather, such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. We caution you that any comparisons against third-party data set forth herein should not be viewed as a side-by-side comparison, and you should not rely on the completeness or accuracy of our presentation of the results of any third-party drug candidate in these slides, due to differences in study design, how other companies quantify or qualify eligibility criteria, and how results are recorded, among other distinguishing factors and uncertainties. Because we may be unaware of or may not adequately present various distinguishing factors and uncertainties, the comparisons set forth herein may not properly present such third-party data, which may differ materially from the data as presented here. Investors are encouraged to independently review third party data and should not rely on our presentation of such data (including any such data placed in comparison with the performance of palazestrant) as a single measure to evaluate our business. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

– We are on a mission to elevate patient care in breast cancer and beyond

Olema is a leader in developing therapies for endocrine driven-cancers with a mechanistically superior scientific approach that fully inactivates estrogen receptor signaling

STRATEGIC PRIORITIES



Palazestrant

Establish palazestrant as the best-in-class backbone therapy for ER+/HER2- breast cancer both as a monotherapy and in combination with other targeted anti-tumor agents



OP-3136

Advance the clinical development of OP-3136, a potential best-in-class KAT6 inhibitor, in breast and other solid tumor cancers



Pipeline

Further expand capabilities through drug discovery and development partnerships

- Headquartered in San Francisco, CA
- Offices in Cambridge, MA
- Leadership with Deep Oncology Experience
- ~100 Employees and Growing
- Collaborations in Place with Key Strategic Partners
- Potential Commercial Launch in 2027
- Strong Capital Position with $434.1M[1]

[1] *Estimated cash, cash equivalents, and marketable securities as of December 31, 2024 (unaudited).*
***ER** = estrogen receptor; **HER2** = human epidermal growth factor receptor 2; **KAT6** = lysine acetyltransferase 6*

Olema ONCOLOGY

Strategy driven by leaders positioned to go the distance Oncology and industry experts with track record of advancing programs from clinical to commercial Executive Committee Ian Clark Chairman of the Board Sean Bohen, M.D., Ph.D. President and CEO Sandra Horning, M.D., FACP, FASCO Cindy Butitta Scott Garland Cyrus Harmon, Ph.D. Gorjan Hrustanovic, Ph.D. Yi Larson Andy Rappaport Graham Walmsley, M.D., Ph.D. Sean Bohen, M.D., Ph.D. President and CEO Shane Kovacs Chief Operating and Financial Officer Naseem Zojwalla, M.D. Chief Medical Officer David Myles, Ph.D. Chief Discovery and Non-Clinical Development Officer Julie Dexter Senior Vice President and Head of People Board of Directors Experience

Rapidly advancing clinical pipeline

Actively accruing patients in palazestrant mono and combo trials as OP-3136 enters the clinic



Indication
Discovery
Non-Clinical
Phase 1
Phase 2
Phase 3
Palazestrant (OP-1250): ER+/HER2- Metastatic Breast Cancer
NEW!
Initiation expected mid-2025 in collaboration with
NOVARTIS
OPERA-02 Breast Cancer Study
1st line combo with CDK4/6i ribociclib
On track for top-line data in 2026
OPERA-01 Breast Cancer Study
2nd/3rd line monotherapy
In collaboration with
NOVARTIS
Combo therapy with CDK4/6i ribociclib
In collaboration with
Pfizer
Combo therapy with CDK4/6i palbociclib
In collaboration with
NOVARTIS
Combo therapy with PI3Kαi alpelisib with PIK3CA mutated
Combo therapy with mTOR inhibitor everolimus
OP-3136 KAT6 Inhibitor: Breast Cancer and Other Solid Tumors
ER+/HER2- metastatic breast cancer/castrate-resistant prostate cancer/lung cancer

CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; *ER+* = estrogen receptor positive; *HER2-* = human epidermal growth factor receptor 2 negative; *KAT6* = lysine acetyltransferase 6; *mTORi* = mammalian target of rapamycin inhibitor; *PI3Kαi* = phosphoinositide-3 kinase alpha-specific inhibitors; *PI3KCA* = phosphatidylinositol-4,5-bisphosphate 3-kinase catalytic subunit alpha

Olema ONCOLOGY
5

2025 2026 Advance patient accrual in the pivotal Phase 3 OPERA-01 clinical trial Initiate the pivotal Phase 3 OPERA-02 clinical trial of palazestrant in combination with ribociclib in 1L metastatic breast cancer Present new non-clinical data for OP-3136 Present mature Phase 1b/2 palazestrant + ribociclib combination data at major medical meeting Present initial data from the Phase 1 clinical trial of OP-3136 Announce top-line results from the pivotal Phase 3 OPERA-01 clinical trial Submit New Drug Application for the potential approval of palazestrant as a monotherapy in 2/3L metastatic breast cancer Prepare for the potential U.S. commercial launch of palazestrant 2024 ACHIEVEMENTS AND ANTICIPATED MILESTONES IN 2025 AND BEYOND Anticipated U.S. commercial launch of palazestrant 2027 Continued accruing patients in the pivotal Phase 3 OPERA-01 clinical trial of palazestrant as a monotherapy in 2/3L metastatic breast cancer Presented OP-3136 non-clinical data at ENA 2024 Announced new Novartis collaboration Presented palazestrant + ribociclib combination data at SABCS Received FDA clearance for OP-3136 Investigational New Drug application Initiated OP-3136 Phase 1 clinical trial 2024

OUR PHASE 3 ASSET “Palazestrant is not an endocrine therapy where you need to wait six months to see a patient begin to derive benefit. We’ve seen some not only nice responses, but pretty quick responses—significant reduction of disease burden. And you know, the patients feel great.” – Virginia Borges, M.D. Professor, Medicine-Medical Oncology University of Colorado Principal Investigator — Palazestrant

What drives us: we are all impacted by breast cancer The most common cancer diagnosed and the second leading cause of cancer death among women Women in the U.S. will be diagnosed with invasive breast cancer in her lifetime Estimated women in the U.S. who were diagnosed with breast cancer in 2024 ~42k* Estimated women in the U.S. who died of metastatic breast cancer in 2024 ~311k* 1 in 8* *Source: American Cancer Society

Today's therapies are insufficient to meet patient needs

Patient outcomes reflect limitations and discontinuations of currently available therapies

A majority of all breast cancers are estrogen receptor positive (ER+)*



10%
ER-/HER2-
10%
ER+/HER2+
4%
ER-/HER2+
7%
UNKNOWN
68%
ER+/HER2-

Current ER targeting agents have significant deficiencies

AIs
SERMs
SERDs

Common targeted therapies used in combination with an endocrine agent

- abemaciclib (CDK4/6i)
- palbociclib (CDK4/6i)
- ribociclib (CDK4/6i)
- alpelisib (PI3Kai)
- everolimus (mTORi)
- capivasertib (AKTi)
- inavolisib (PI3Kai)

- **Incomplete ER antagonism**
- **Sub-optimal PK profile**
- **Limited CNS penetration**
- **Tolerability issues**

"Aromatase inhibitors are **life-saving** ... but **life-eroding** and really difficult to be on."
– ER+/HER2- Stage 3A patient

**Source: National Breast Cancer Foundation, World Health Organization; American Cancer Society. Facts and Figures 2024; SEER database.*
__AI__ = aromatase inhibitor; __AKTi__ = serine/threonine protein kinase 1; __CDK4/6i__ = cyclin-dependent kinase 4/6 inhibitor; __CNS__ = central nervous system; __ER__ = estrogen receptor; __HER2__ = human epidermal growth factor receptor 2; __mTORi__ = mammalian target of rapamycin inhibitor; __PI3Kai__ = phosphatidylinositol 3-kinase alpha inhibitor; __PK__ = pharmacokinetic; __SERD__ = selective estrogen receptor degrader; __SERM__ = selective estrogen receptor modulator; __+__ = positive; __-__ = negative

Olema ONCOLOGY

9

Palazestrant has the attributes of a potential therapeutic class leader

A differentiated oral CERAN/SERD targeting metastatic breast cancer with experience in over 400 patients to date

Growth and Proliferation Mechanism Driving ER+ Breast Cancer



Cancer
Oncogenic signals (EGFR, mTOR, etc.)
AF1
Transcription of proliferation genes
Active ER
DBD
AF2
Estradiol
AF - Activation factor
DBD - DNA Binding Domain
SERM
Oncogenic signals (EGFR, mTOR, etc.)
AF1 activity persists
AF1
Transcription of proliferation genes
DBD
AF2
AF2 inactivated
Palazestrant (CERAN)
N-CoR recruited, AF1 inactivated
AF1
DBD
N-CoR
AF2
AF2 inactivated
Transcription inhibited

Activated ER **drives cancer cell** growth

SERMs and SERDs **partially** inactivate ER

Palazestrant **completely** inactivates ER

Palazestrant delivers what patients need

- Complete ER antagonism
- Once-daily oral delivery
- Favorable tolerability
- Combinability
- Robust tumor shrinkage
- Attractive PK profile
- CNS penetration

Our goal: help patients **feel better, longer**

Olema ONCOLOGY

__AF__ = activation factor; __CERAN__ = complete estrogen receptor antagonist; __CNS__ = central nervous system; __DBD__ = NDA binding domain; __EGFR__ = epidermal growth factor receptor; __ER__ = estrogen receptor; __mTOR__ = mammalian target of rapamycin; __N-CoR__ = nuclear receptor corepressor; __PK__ = pharmacokinetics; __SERD__ = selective estrogen receptor degrader; __SERM__ = selective estrogen receptor modulator; __+__ = positive

10

Significant opportunity for palazestrant across the spectrum of care

Estimated >$20B ER+/HER2- global metastatic breast cancer market[1]

2L/3L+ ER+/HER2- MBC

OPERA-01 Breast Cancer Study

Patients[2]	~150K
Duration of Therapy[3]	~2-12+ months
Global Market Potential[4]	$5B+

1L ER+/HER2- MBC

OPERA-02 Breast Cancer Study

Patients[2]	~115K
Duration of Therapy[3]	~6-36+ months
Global Market Potential[4]	$10B+

Olema ONCOLOGY

[1] 2025 opportunity estimates for total endocrine therapy market (US and EU5). Olema internal data. [2] 2025 incidence projection estimates. Olema internal data, Informa ER+/HER2- BC Prevalence Based Market Forecast. [3] Olema internal data. [4] Olema internal data.
ER+ *= estrogen receptor positive;* ***HER2-*** *= human epidermal growth factor receptor 2 negative;* ***MBC*** *= metastatic breast cancer*

11

Clinical development strategy to unlock the potential of palazestrant

Potential best-in-class backbone therapy designed to preserve and prolong a higher quality of life

Establishing palazestrant as the backbone endocrine therapy of choice across the metastatic setting

2/3L+

OPERA-01

- Ongoing 510-patient pivotal Phase 3 trial
- Monotherapy trial vs. SOC
- Phase 1/2 monotherapy data support potentially differentiated opportunity
- Top-line results expected 2026

1L

OPERA-02

- Proposed ~1,000 patient pivotal Phase 3 trial
- Palazestrant in combination with ribociclib vs. SOC
- Phase 1/2 palazestrant + ribociclib combination data demonstrate no significant DDI and tolerability profile consistent with the FDA-approved label of ribociclib; efficacy maturing
- Successfully conducted FDA interactions
- Preparing for initiation in 2025

[1] *Olema internal data.*

DDI *= drug-drug interaction;* ***SOC*** *= standard of care*

Olema ONCOLOGY

12

Palazestrant monotherapy Phase 2 data supports ongoing Phase 3 trial Data demonstrate palazestrant is well-tolerated with favorable PK and differentiated efficacy profile For more details on this data milestone, please refer to the oral presentation at this link. Data cutoff date: July 7, 2023 AEs = adverse events; CT = chemotherapy; ESR1 = estrogen receptor 1 gene; PK = pharmacokinetics; PFS = progression free survival Summary Safety Well-tolerated Most AEs were low grade (1/2) Differentiated Efficacy Profile Median PFS of: 7.3 months in 2/3L ±CT ESR1-mutant 5.5 months in 2/3L ±CT ESR1- wild-type Favorable Pharmacokinetics High oral bioavailability with daily dosing Dose proportional exposure Long half-life supports once-daily dosing

Compelling palazestrant Phase 2 data supports ongoing OPERA-01 trial

7.3 months mPFS in *ESR1*-mutant; 5.5 months in wild-type for EMERALD-eligible 2/3L ± CT Patients*

Patients with *ESR1* Mutation[1]

	ESR1 mut n=36	2/3L ±CT n=23
Median PFS, mos [95% CI]	5.6 [3.7, 7.8]	**7.3** [5.0, NA]
6-month PFS	46%	**62%**
CBR^	52% (17/33)	**59% (13/22)**



Progression-free Survival (%)
100
75
50
25
0
0
2
4
6
8
10
12
Months
Number at risk
All 36 21 18 12 4 0 0
2/3L ±CT 23 14 13 10 2 0 0

Patients with *ESR1* Wild-Type[2]

	ESR1 WT n=39	2/3L ±CT n=21
Median PFS, mos [95% CI]	3.5 [1.9, 7.6]	**5.5** **[1.9, NA]**
6-month PFS	35%	**44%**
CBR^	32% (12/38)	**38% (8/21)**



Progression-free Survival (%)
00
75
50
25
0
0
2
4
6
8
10
12
Months
Number at risk
All comers 39 19 11 9 3 1 1
2/3L+/−CT 21 11 7 5 1 0 0

NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.

[1] Palazestrant Phase 2 dataset with ESR1 mutations detected at baseline. [2] Palazestrant Phase 2 dataset with ESR1 mutations not detected at baseline.

^ *Clinical Benefit Rate (CBR) is defined as the proportion of subjects who remained on OP-1250 treatment through at least 24 weeks with a confirmed CR or PR, or stable disease. The CBR analysis includes patients who received at least one evaluable post-baseline radiographic assessment. Data cut-off as of July 7, 2023.*

***2/3L** = second/third line; **± CT** = plus/minus chemotherapy; **CBR** = clinical benefit rate; **CI** = confidence interval; **ESR1** = estrogen receptor 1 gene; **mos**= months; **mPFS** = median progression-free survival; **mut** = mutation; **NA** = not applicable; **WT**= wild-type*

Olema ONCOLOGY

14

Palazestrant in the competitive landscape: best-in-class potential

Median progression-free survival across CDK4/6i-experienced patient populations*



Median PFS (months) in CDK4/6i-Experienced Patients Across Competitive Landscape*
Median Progression Free Survival (months)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
1.9
2.8
3.5
3.7
3.7
5.5
3.8
7.2
EMERALD Control Arm(1) (n=238)
Elacestrant (EMERALD)(2) (n=239)
Vepdegestrant Veritac(3) (n=35)
Giredestrant Phase 1a/b(4) (n=27)
Imlunestrant EMBER-3(5) (n=140)
Camizestrant Serena-2(6)
75mg (n=38)
150mg (n=37)
Palazestrant (EMERALD-eligible)(7) (n=49)

NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2.

[1] SABCS 2021 EMERALD data. Median PFS in control arm. Note: ORR of 4.4% (8/182). [2] SABCS 2021 EMERALD data. Median PFS in elacestrant 400 mg dose. Note: ORR of 4.5% (8/179). [3] SABCS 2023 Veritac data.Median PFS at 200 mg dose across all patients. Note: One cPR at 200 mg dose. [4] ASCO 2021 Phase 1a/b giredestrant results. Median PFS estimated based on subset of giredestrant patients at 30 mg dose with CDK4/6i experience (27 of 41). Note: Six cPRs at 30 mg were all in CDK4/6i-naïve patients. [5] SABCS 2024 EMBER data. Median PFS in CDK4/6i-experienced patients. [6] SABCS 2022 Serena-2 data. Median PFS in CDK4/6i-experienced patients at 75 mg (5.5 months) and 150 mg (3.8 months). Represents <2 prior lines of ET-only +/- CT. Note: Serena-1 data at 75 mg dose had 2 PRs out of 22 patients; both were CDK4/6i naïve. [7] Emerald-eligible patient population from palazestrant Phase 2 dataset (2/3L +/-CT) with ESR1 mutations detected at baseline.

***CDK4/6i** = cyclin-dependent kinase 4/6 inhibitor; **PFS** = progression-free survival*

Olema ONCOLOGY

15

OPERA-01 Phase 3 monotherapy trial designed to show superior efficacy in *ESR1* mutant and/or *ESR1* wild-type patients

OPERA-01 Breast Cancer Study

INCLUSION CRITERIA

- 1-2 prior lines of endocrine therapy
- Prior treatment with a CDK4/6 inhibitor in the advanced setting
- No prior chemotherapy
- Minimum 6 months on last endocrine therapy

STRATIFICATION

1. Visceral metastasis: yes vs no
2. Prior ET lines: 1 vs 2
3. *ESR1* mut vs *ESR1* mut-nd



PART 1: DOSE SELECTION
PART 2: DOSE ASSESSMENT
n = 510
1:1:1
n = 40
Palazestrant 120 mg
n = 40
Palazestrant 90 mg
n = 40
SOC Endocrine Therapy
n = 195 (total 235)
Palazestrant selected dose
1:1
n = 195 (total 235)
SOC Endocrine Therapy

STUDY ENDPOINTS

Primary: PFS (BIRC) in *ESR1* mut and *ESR1* mut-nd

Secondary: OS (key) in *ESR1* mut and *ESR1* mut-nd, PFS (Investigator) and ORR/CBR/DOR (BIRC, Investigator) in *ESR1* mut, *ESR1* mut-nd, and all patients, Safety, PK, and Health-Related PROs

Study initiated in 4Q 2023. Results expected in 2026.

For more details on this trial, please visit www.opera01study.com.

__BIRC__ = blinded independent review committee; __CBR__ = clinical benefit rate; __CDK4/6i__ = cyclin dependent kinase 4/6 inhibitor; __DOR__ = duration of response; __ESR1__ = estrogen receptor 1 gene; __ET__ = endocrine therapy; __mut__ = mutation; __mut-nd__ = mutation not detected; __ORR__ = objective response rate; __OS__ = overall survival; __PFS__ = progression free survival; __PK__ = pharmacokinetics; __PROs__ = patient reported outcomes; __SOC__ = standard of care

Olema Oncology 16

Palazestrant demonstrates combinability with other targeted agents in frontline and later lines of therapy

Population	DOSE ESCALATION: Palazestrant		Combination agent		DOSE EXPANSION
ER+/HER2- MBC (CDK4/6i naïve or previously treated)	120 mg, 90 mg, 60 mg, 30 mg	+	Ribociclib 600 mg	→	Palazestrant + Ribociclib
ER+/HER2- MBC (CDK4/6i naïve or previously treated)	120 mg, 90 mg, 60 mg, 30 mg	+	Palbociclib 125 mg	→	Palazestrant + Palbociclib
ER+/HER2- MBC w/ PIK3CA mutation	120 mg, 60 mg, 30 mg	+	Alpelisib 300/250 mg	→	Palazestrant + Alpelisib
ER+/HER2- MBC (CDK4/6i naïve or previously treated)	120 mg, 90 mg	+	Everolimus 10 mg	→	Palazestrant + Everolimus

Dose escalation: Primary objectives: Pharmacokinetics, safety and tolerability, identify RP2D of palazestrant for combination with either ribociclib, palbociclib, alpesilib or everolimus. Secondary objectives: ORR (CR + PR), CBR (CR + PR + SD ≥24 weeks)

Dose expansion: Primary objectives: Safety, tolerability and antitumor activity of palazestrant at RP2D in combination with either ribociclib, palbociclib, alpesilib or everolimus

Olema ONCOLOGY

__CDK4/6i__ = cyclin dependent kinase 4/6 inhibitor; __CBR__ = clinical benefit rate; __CR__ = complete response; __ER+__ = estrogen receptor positive; __HER2-__ = human epidermal growth factor receptor 2 negative; __MBC__ = metastatic breast cancer; __ORR__ = objective response rate; __PIK3CA__ = phosphatidylinositol-4,5-bisphosphate 3-kinase catalytic subunit alpha; __PR__ = partial response; __RP2D__ = recommended Phase 2 dose; __SD__ = stable disease

17

Palazestrant + ribociclib Phase 2 data supports planned Phase 3 trial Palazestrant + ribociclib combination demonstrated promising clinical activity, a safety profile consistent with ribociclib + ET, and favorable tolerability Data cutoff date: November 11, 2024 AEs = adverse events; AI = aromatase inhibitor ESR1 = estrogen receptor 1 gene; ET = endocrine therapy; PFS = progression free survival Summary Safety Overall safety profile was consistent with the established safety profile of ribociclib 600 mg + AI Differentiated Efficacy Profile Six-month PFS rate of: 73% in all patients 68% in patients with prior CDK4/6i 81% in ESR1-mutant patients 70% in ESR1 wild-type patients Favorable Pharmacokinetics No drug-drug interaction; palazestrant did not affect ribociclib drug exposure All patients received the combination with the full and approved dose of 600mg of ribociclib

Well tolerated with no DLTs; safety profile consistent with ribociclib + ET

Treatment-emergent AEs

TEAEs in ≥25% of patients	Palazestrant + Ribociclib** (n = 62)			MONALEESA-2* Letrozole + Ribociclib† (n = 334)		
	All grades‡	Grade 3	Grade 4	All grades	Grade 3	Grade 4
Neutropenia§	51 (82%)	28 (45%)	6 (10%)	93%□	49%	11%
Nausea	49 (79%)	2 (3%)	0%	52%	2%	0%
Fatigue	37 (60%)	2 (3%)	0%	37%	2%	<1%
Diarrhea	31 (50%)	2 (3%)	0%	35%	1%	0%
Anemia	27 (44%)	1 (2%)	0%	57%□	2%	0%
WBC decrease	26 (42%)	10 (16%)	1 (2%)	93%□	31%	3%
Constipation	24 (39%)	0%	0%	25%	1%	0%
Creatinine increased	20 (32%)	0%	0%	20%	1%	0%
Vomiting	20 (32%)	1 (2%)	0%	29%	4%	0%
ECG QT prolonged	19 (31%)	3 (5%)	0%	43%¶	8%¶	NR
Arthralgia	18 (29%)	0%	0%	27%	1%	NR
Lymphocyte count decreased	16 (26%)	5 (8%)	1 (2%)	51%□	12%	2%
Cough	16 (26%)	0%	0%	20%	0%	0%
LDH increased	16 (26%)	0%	0%	NR	NR	NR

- No patients discontinued only palazestrant due to a treatment-emergent AE; 4 patients discontinued both treatments due to a TEAE; 2 patients discontinued ribociclib but stayed on palazestrant
- 30 (48%) patients still on treatment at the data cut-off
- Overall safety and tolerability profile consistent with ribociclib + endocrine therapy
- No DLTs were observed during dose escalation and the maximum tolerated dose was not reached

Data cutoff date: November 11, 2024. *Data shown are n or n (%).*

**** NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2.***

***Includes 3 patients at each of 30 mg and 60 mg palazestrant and 56 patients at 120 mg palazestrant in combination with 600 mg ribociclib. †Adverse reactions reported in ≥10% of patients who received ribociclib plus letrozole in the MONALEESA-2 study.(KISQALI (ribociclib). Prescribing information. Novartis; 2022; Hortobagyi, 2016) ‡Two subjects experienced Grade 5 AEs, heart failure and depressed level of consciousness not related to study drugs but disease progression. §Combined term includes neutropenia, decreased neutrophil count and febrile neutropenia. □These values were taken from MONALEESA-2 lab abnormalities data; source: KISQALI (ribociclib). Prescribing information. Novartis; 2022. ¶Ribociclib + fulvestrant in MONALEESA-3 per the Ribociclib Approval Package (NUMBER:209092Orig1s001, June 2018); ribociclib + non-steroidal aromatase inhibitors in MONALEESA-7: all grade QTcF prolongation was 46.5% (Grade 2, 5.3%; Grade 3, 9%). Aggregate analysis (n=1054 patients) .*

AE *= adverse event;* ***DLTs*** *= dose-limiting toxicity;* ***ET*** *= endocrine therapy;* ***NR*** *= not reported;* ***TEAEs*** *= treatment-emergent adverse events;* ***WBC*** *= white blood cell*

Olema ONCOLOGY

19

Six-month PFS rate of 73% in all patients, 68% in those with prior CDK4/6i Median follow-up of 12 months; median PFS not yet reached; 48% of patients remain on study Data cutoff date: November 11, 2024 * Follow up was calculated from first dose date to data cutoff date regardless of disease progression status. CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; ET = endocrine therapy; PFS = progression-free survival Patients with prior CDK4/6i plus ET (N=46) All patients (N=62) Median follow-up: 12 months Median PFS not reached 6-month PFS rate = 73% Median follow-up: 12 months Median PFS not reached 6-month PFS rate = 68%

Six-month PFS rate of 81% in ESR1-mutant patients, 70% in ESR1 wild-type Median follow-up of 12 months; median PFS not yet reached; sustained efficacy regardless of ESR1 status Data cutoff date: November 11, 2024 * Follow up was calculated from first dose date to data cutoff date regardless of disease progression status. ESR1 = estrogen receptor 1 gene; PFS = progression-free survival ESR1-mutant (n=17) ESR1 wild-type (n=43) Median follow-up: 12 months Median PFS not reached 6-month PFS rate = 70% Median follow-up: 12 months Median PFS not reached 6-month PFS rate = 81%

Efficacy comparison in 2/3L patients vs. competitive landscape MAINTAIN study of ribociclib plus ET after CDK4/6i progression serves as best clinical benchmark* Six-Month PFS Rate* in CDK4/6i pre-treated patients MAINTAIN1: ET + Placebo (n = 59) Olema: Palazestrant + Ribociclib (n = 46) Interim efficacy signals for palazestrant in combination with ribociclib MORPHEUS2: Giredestrant + Ribociclib (n = 15) * NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2. Data cutoff date: November 11, 2024.  1 ASCO 2022 MAINTAIN data; 2 ASCO 2023 MORPHEUS data; 3 SABCS 2024 SERENA-1 data Parts K-L, ribociclib 600mg dose arm CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; ESR1-mut = ESR1-mutant; ESR1-wt = ESR1 wild-type; ET = endocrine therapy; PFS = progression-free survival MAINTAIN1: ET + Ribociclib (n = 60) Median PFS (months)* in CDK4/6i pre-treated patients MAINTAIN1: ET + Placebo (n = 59) Olema: Palazestrant + Ribociclib (n = 46) MORPHEUS2: Giredestrant + Ribociclib (n = 15) MAINTAIN1: ET + Ribociclib (n = 60) Not Reached SERENA-13: Camizestrant + Ribociclib (600mg) (n = 32)

Proposed OPERA-02 1L Phase 3 pivotal trial in combination with ribociclib

~1,000-patient trial vs. standard of care; initiation expected in 2025

OPERA-02
Breast Cancer Study

INCLUSION CRITERIA

- ER+/HER2- MBC
- Any menopausal status
- No prior systemic therapy for MBC
- No prior CDK4/6 inhibitor for MBC
- Evaluable disease (measurable or non-measurable)
- Patients who relapsed within 2 years of adjuvant endocrine therapy are not eligible

STRATIFICATION

- Menopausal status: post vs. pre/male
- Visceral metastasis: yes vs. no
- *De novo* metastatic disease vs. recurrent disease after adjuvant ET

n ≈ 1,000

1:1

Palazestrant + ribociclib

Letrozole + ribociclib

Study Endpoints

Primary: PFS (BIRC)

Secondary : OS (key)
PFS (Investigator)
ORR/CBR/DOR (BIRC, Investigator)
Safety
PK
Health-related PROs

In collaboration with NOVARTIS

Olema ONCOLOGY

__BIRC__ = blinded independent review committee; __CDK4/6i__ = cyclin-dependent kinase 4/6 inhibitor; __CBR__ = clinical benefit rate; __DOR__ = duration of response; __ER+__ = estrogen receptor positive; __ESR1mut__ = ESR1-mutant; __ET__ = endocrine therapy; __HER2-__ = human epidermal growth factor receptor 2 negative; __MBC__ = metastatic breast cancer; __ORR__ = objective response rate; __OS__ = overall survival; __PFS__ = progression-free survival; __PK__ = pharmacokinetics; __PROs__ = patient reported outcomes

23

Building momentum for palazestrant as a potential backbone therapy Registration-directed pivotal Phase 3 clinical trials underway and planned 510-patient 2/3L Phase 3 monotherapy trial vs. standard of care Currently enrolling Visit opera01study.com for more information ~1,000-patient 1L Phase 3 combination trial with ribociclib vs. standard of care Planned initiation in mid-2025 Key factors driving palazestrant momentum Complete inhibition of key ER+ receptors Mono and combo potential Experience in 400+ patients and counting ER+ = estrogen receptor positive

Planning for palazestrant U.S. commercial launch in 2027 Initial launch anticipated in 2/3L setting with potential 1L launch following positive OPERA-02 trial Annual U.S. incidence estimated at ~40K* patients Commercial launch planning  beginning in 2025 Early commercial leadership build in 2026 Establishing manufacturing supply and distribution for commercial use Anticipated targeted field force of ~75–100 reps to cover U.S. breast oncologists U.S. market potential of $3-5B* in 2/3L setting 1 Olema internal data.

— OP-3136 Potential Best-in-Class KAT6 Inhibitor “Building on our earlier studies that showed compelling single agent activity for OP-3136, this new data demonstrates the potential for OP-3136 in combination with palazestrant, with strong tumor growth inhibition and regression relative to combinations with fulvestrant. Taken together, these data reinforce our belief in the potential of OP-3136 as an exciting new therapy for breast and other cancers.” – David C. Myles, Ph.D. Chief Discovery and Non-Clinical Development Officer Olema Oncology

OP-3136: Olema’s KAT6 inhibitor* An exciting new and validated target^ for the treatment of ER+/HER2- metastatic breast cancer Highly potent and selective against KAT6A/B Orally bioavailable with high levels of free drug exposure OP-3136 synergizes with palazestrant and CDK4/6 inhibitors in preclinical models New data presented at the ENA meeting in October 2024 IND cleared by FDA and Phase 1 clinical trial is recruiting patients *Discovered in collaboration with Aurigene. ^Mukohara T, et al. Inhibition of lysine acetyltransferase KAT6 in ER+ HER2- metastatic breast cancer: a phase 1 trial. Nat Med (2024). CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; ER+ = estrogen receptor positive; IND = investigational new drug application; KAT6 = lysine acetyltransferase 6

OP-3136 mechanism of action

KAT6 acetylates chromatin enabling transcription and proliferation


KAT6
Acetyl CoA
Histone tail
Histone H3
Inactive gene
Closed chromatin
HDAC
KAT6
Open chromatin
Acetylated histone tail
Active gene
RNA polymerase
Gene transcript

⬆Transcription of proliferation-associated genes (ER, MYC, etc.)

OP-3136 prevents transcription


OP-3136
Acetyl CoA
KAT6
Closed chromatin (fails to open)

KAT6 inhibition by **OP-3136 <u>stops</u> acetylation** of histones and **<u>blocks</u> transcription of proliferation-associated genes** (ER, MYC, etc.)

- KAT6 is a clinically validated target[1] and overexpression correlated with worse clinical outcomes in ER+ breast cancer[2]
- KAT6 inhibition downregulates genes involved **in estrogen receptor signaling** and other signaling pathways[3]
- Inhibition regulated gene expression through blockade of acetylation of histones

[1] Sommerhalder D, et al. First-in-human phase 1 dose escalation study of the KAT6 inhibitor PF-07248144 in patients with advanced solid tumors. JCO. 2023. 41(16)1054-1054.
[2] Yu L, et al. Identification of MYST3 as a novel epigenetic activator of ERα frequently amplified in breast cancer. Oncogene. 2017 May 18;36(20):2910-2918.
[3] Sharma S, et al. Discovery of a highly potent, selective, orally bioavailable inhibitor of KAT6A/B histone acetyltransferases with efficacy against KAT6A-high ER+ breast cancer. Cell Chemical Biology. 30, 1–20.
Note: Olema KAT6 inhibitors discovered in collaboration with Aurigene.
AR *= androgen receptor;* ***ER*** *= estrogen receptor;* ***ER+*** *= estrogen receptor positive;* ***KAT6i*** *= lysine acetyltransferase 6 inhibitor*

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KAT6i validated as an active new target in metastatic breast cancer*

PF-8144 Median PFS with ET[1]


15
12
9
6
3
0
10.7
Not Reached
10.7
10.8
7.2
All Patients
(n = 43)
ESR1 WT
(n = 18)
ESR1 Mut
(n = 24)
PI3K WT
(n = 23)
PI3K Mut
(n = 19)

PF-8144 Overall Response Rate (ORR) with ET[1]


45%
30%
15%
0%
30%
28%
33%
35%
26%
All Patients
(n = 43)
ESR1 WT
(n = 18)
ESR1 Mut
(n = 24)
PI3K WT
(n = 23)
PI3K Mut
(n = 19)

First-in-human clinical proof of concept for KAT6 inhibitor from Pfizer has important implications:

- **Validates KAT6 as an active new target for the treatment of metastatic breast cancer**
  - Activity demonstrated regardless of mutation status (*ESR1* and PI3K/AKT/PTEN)
- **Demonstrates promising avenue to have a significant impact on future standard of care**
  - Combination of KAT6 inhibitor + ET demonstrated synergistic activity, consistent with preclinical observations
- **Highlights opportunity for potential best-in-class KAT6 inhibitor OP-3136 in combination with potential best-in-class CERAN palazestrant**

NOTE: Incorporates publicly-available third-party data that we have not independently verified. These results should be interpreted with caution. Such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. Refer to further disclaimers on slide 2.

[1] Mukohara T, et al. Inhibition of lysine acetyltransferase KAT6 in ER+/HER2- metastatic breast cancer: a phase 1 trial. Nat Med (2024).

***CERAN** = complete estrogen receptor antagonist; **ERS1** = estrogen receptor 1gene; **ERS1 Mut** = estrogen receptor 1 mutant; **ESR1 WT** = estrogen receptor 1 wild-type; **ET** = endocrine therapy; **KAT6i** = lysine acetyltransferase 6 inhibitor; **PI3K Mut** = phosphatidylinositol 3-kinase mutant; **PI3K WT** = phosphatidylinositol 3-kinase wild-type; **PFS** = progression-free survival*

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OP-3136 demonstrates synergistic activity in combination with palazestrant

OP-3136 + palazestrant combinations appear superior to OP-3136+fulvestrant combinations



Waterfall Plot (T47D CDX model)
Single Agents
PF-8144 Combinations
OP-3136 Combinations
Fulv Combo
Pala Combo
Fulv Combo
Pala Combo
% change in tumor volume
500
400
300
200
100
0
-100
TGI
24%
50%
18%
49%
78%
68%
90%
96%
112%
116%
78%
84%
97%
108%
116%
118%
118%
119%
Vehicle
Fulvestrant, 25 mg/kg
Ribociclib, 25 mg/kg
PF-8144, 0.5 mg/kg
OP-3136, 0.5 mg/kg
OP-3136, 1 mg/kg
Palazestrant, 10 mg/kg
PF-8144, 0.5 + Fulv, 25
PF-8144, 0.5 + Fulv, 25 + Ribo, 25
PF-8144, 0.5 + Pala, 10
PF-8144, 0.5 + Pala, 10 + Ribo, 25
OP-3136, 0.5 + Fulv, 25
OP-3136, 1 + Fulv, 25
OP-3136, 0.5 + Fulv, 25 + Ribo, 25
OP-3136, 1 + Fulv, 25 + Ribo, 25
OP-3136, 0.5 + Pala, 10
OP-3136, 1 + Pala, 10
OP-3136, 0.5 + Pala, 10 + Ribo, 25
OP-3136, 1 + Pala, 10 + Ribo, 25

- Palazestrant in combination with either OP-3136 or PF-8144 resulted in strong tumor regression relative to fulvestrant combinations
- OP-3136 and palazestrant combinations showed significantly improved anti-tumor efficacy compared to PF-8144 in combination with fulvestrant
- All OP-3136 combinations were well tolerated, with no significant changes in body weight and no mortality

Source: 2024 EORTC-NCI-AACR Symposium on Molecular Targets and Cancer Therapeutics. Poster #230.
T47D model (ER+, HER2-, KAT6A overexpressing, ESR1 wild type, PIK3CA H1047R cell line).
***Fulv** = fulvestrant; **Pala** = palazestrant*

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OP-3136 Phase 1 study design

IND cleared by FDA and Phase 1 clinical trial is recruiting patients

PART 1: DOSE ESCALATION

PART 1A (n ≈ 30)

DL1 → **DL2** → **DL3** → **DL4** → **DL5+**

Mono RDE

***PART 1B: OP-3136 + fulvestrant**

***PART 1C: OP-3136 + palazestrant**

***PART 1D: OP-3136 + palazestrant + ribociclib**

Combo RDE

PART 2: DOSE EXPANSION

Monotherapy and in Combination

Primary objectives: Safety and tolerability, RDE (monotherapy + combination)
Secondary objectives: PK, ORR (CR + PR), CBR (CR + PR + SD ≥24 weeks), DOR

KEY ELIGIBILITY CRITERIA

- ER+/HER2- mBC (or mCRPC or mNSCLC for PART 1A)
- Post-SOC (PART 1A)
- At least 1 prior line with CDK4/6i + ET (PART 1B/1C/1D)

References: 1. Mukohara T, et al. Inhibition of lysine acetyltransferase KAT6 in ER+ HER2- metastatic breast cancer: a phase 1 trial. Nat Med (2024).

** Cohort to be added in the protocol amendment.*

***CBR** = clinical benefit rate; **CDK4/6i** = cyclin dependent kinase 4/6 inhibitor; **CR** = complete response; **DL** = dose level; **DOR** = duration of response; **ER+** = estrogen receptor positive; **ET** = endocrine therapy; mut = mutation; HER2- = **mCRPC** = metastatic castrate resistant prostate cancer; MBC = metastatic breast cancer; **mNSCLC** = metastatic non-small cell lung cancer; **ORR** = objective response rate; **PK** = pharmacokinetics; **PR** = partial response; **RDE** = recommended dose for expansion; **SD** = stable disease*

Olema ONCOLOGY

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— A Compelling Late-Stage Opportunity in Breast Cancer and Beyond Why Olema?

Olema: a compelling late-stage opportunity in breast cancer and beyond

Changing the treatment paradigm for endocrine-driven cancers

1. Palazestrant anchors Olema's breast cancer program as a potential backbone therapy for metastatic breast cancer
   - Highly differentiated as first oral CERAN/SERD endocrine agent
   - Ongoing 2/3L OPERA-01 Phase 3 trial on track for top-line data in 2026
   - Planned 1L OPERA-02 Phase 3 trial in combination with ribociclib enabled; initiation expected in 2025
   - Mature Phase 1b/2 palazestrant + ribociclib efficacy data to be presented at major medical meeting in 2025
   - Go-to-market strategy for potential U.S. launch in 2027
2. OP-3136 expands pipeline with novel and validated KAT6 target
   - IND cleared by FDA; Phase 1 clinical trial recruiting patients
3. Well-capitalized with $434.1M [1]



[1] *Estimated cash, cash equivalents, and marketable securities as of December 31, 2024 (unaudited).*

***CERAN** = complete estrogen receptor antagonist; **IND** = investigational new drug application; **KAT6** = lysine acetyltransferase 6; **SERD** = selective estrogen receptor degrader*

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— Advancing medicines for breast cancer and beyond